Investor Presentation

FAR EAST WIND
POWER CORP

OTCQB: FEWP

Forward-Looking Statements

This September 15, 2010 Corporate Presentation includes forward-looking information regarding Far East Wind Power Corp. that is intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "will", "would", "should", "plans", "likely", "expects", "anticipates", "intends", "believes", "estimates", "thinks", "may", and similar expressions, are forward-looking statements. Statements that are not historical facts are also forward looking statements. Although the Company believes that its expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things: our limited operating history and inability to predict future operations with any certainty, the ability to obtain regulatory approvals, construction and build out of infrastructure, price of electricity, labor costs, political environment, cash flow estimates, future financial performance, planned capital expenditures, market conditions, uncertainties inherent in wind energy generation, unexpected future capital expenditures, changes in tax regulations, timing of capital raising, and other normal business risks.

The foregoing factors do not constitute an exhaustive list of factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and should be read in conjunction with the other cautionary statements and risk factors included in our reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. The Company cautions readers not to place undue reliance on those statements. This Corporate Presentation does not constitute an offer to sell or solicitation of an offer to buy securities of the Company.

Investment Highlights

- ✓ High growth economy, high growth industry
- ✓ 20 yr pricing guarantee contracts from Big 5 Chinese utilities
- ✓ Subsidized long term low interest rate asset-based financing
- ✓ Company management with significant experience in capital markets and renewable energy projects in China
- ✓ All transactions involve a controlling position in each wind farm reducing risk in operations and ensuring the ability to consolidate financial results and assets
- ✓ Gross, net margins projected to be over 70% and 25%

Why Wind Power in China

China has identified renewables, particularly wind power as a key growth component of the Chinese economy. In 2009, China was the global leader for newly installed wind capacity and will surpass the U.S. as the global leader in total installed wind capacity within the next few years. Currently than 2% of total energy consumption in China comes from wind power

- China has one of the largest untapped wind resources globally
- China raised the 2020 renewable target from 30 GW to 150 GW of total installed capacity
- Government-run utilities offer 20 yr fixed pricing contracts
- Proven technology (onshore reliability exceeding 97%)
- Low interest rate long term bank financing
- Costs far less than solar energy to build and operate, least capital intensive of all renewables
- Tax free operations for 3 years of wind farm generation, low 12.5% tax for 3 years thereafter, 25% after first 6 years



Why Far East Wind Power Corp.

Exceptional Growth Prospects in the Chinese Wind Power Industry

Far East Wind Power Corp. ("Far East," "FEWP" or "the Company") will find opportunities to design, develop and operate wind farm projects with exceptional growth prospects. The Company manages a vast network of contacts around the world to identify attractive assets in all stages of development. Initially, Far East will focus primarily on the Chinese market for wind farm development.

Experienced Team With High ROI Opportunities

•Management, significant shareholders and local partners in China with a combined 50 year track record in clean energy, particularly in China, and expertise with the int'l capital markets

•On July 30, 2010 and August 13, 2010, Far East completed negotiations of terms for its first two wind farms, respectively, whereby Far East has significant control provisions, total potential production capacity at these locations is 1.15 Gigawatt (GW)

•Negotiations for additional potential transactions totalling over 3 GWs of potential production capacity are in process, strong network of contacts in the wind industry and also within China specifically

•Under our financial model, each GW represents $162.7 million of annualized potential revenues

•Gross and net margins once wind farms are operational are projected to be 76.0% and 27.1%, respectively.

A Leader in Wind Power



6 000
5 000
4 000
3 000
2 000
1 000
0
Wind electricity production (TWh/yr)
Africa
Other Developing Asia
Middle East
Other North America
Eastern European Union and Former Soviet Union
India
Central and South America
OECD Pacific
United States
OECD Europe
China
China
2010
2015
2020
2025
2030
2035
2040
2045
2050
Source: IEA (2008a).

China will be the global leader in the wind industry for many years to come

China has lower investment costs for wind generation compared to the developed world. Onshore projects in China average $1.0 million per MW installation. Europe is reported to range between $1.45 to $2.60 million per MW, North America ranges between $1.40 to $1.90 million per MW, and Japan ranges between $2.60 to $3.20 million per MW. (IEA "Wind Energy Today", 2009)

Far East Wind Power Potential


HEILONGJIANG
JILIN
INNER MONGOLIA
NINGXIA
SHANDONG
YUNNAN
200 W/m²以上 (High)
150～200 W/m²
100～150 W/m²
50～100 W/m²
50 W/m²以下 (Low)

Yunnan and Ningxia are Far East's first development projects. Potential other development projects are in Shandong, Jilin, Heilongjiang and Inner Mongolia. China has onshore wind power potential of 250 GW. As of the end of 2009, the potential for wind power growth in China is over 950%.

Far East Project Summary

Projects	Date Terms Agreed	Status	Notes
Toanan	Late 2009, No Terms Yet	In Process	Awaiting approvals and permitting from regulatory authority
Tianhe	Late 2009, No Terms Yet	In Process	Awaiting approvals and permitting from regulatory authority
Min Ying	Late 2009, No Terms Yet	In Process	Awaiting approvals and permitting from regulatory authority
Han	January 6, 2010	Hold	On hold due to lack of viable plan to connect wind farm to China's national electrical grid
Defeng	June 30, 2010	Closed	Abandoned, FEWP was not able to secure controlling financial ownership or controlling provisions
Ruihao	June 30, 2010	In Process	Negotiations to resume in September 2010, issue is controlling financial ownership or controlling provisions
Ningxia	July 30, 2010	In Process	Successful negotiations with Chinese partner completed in late July 2010, controlling provisions acquired
Yunnan	August 13, 2010	In Process	Successful negotiations with Chinese partner completed in August 2010, controlling provisions acquired

Yunnan Project

Summary Terms: Agreement to develop 50 MW wind farm in Yunnan, China

1. FEWP has significant control over all operations and assets, FEWP will consolidate all assets, liabilities, results operations under applicable accounting principles
2. Commitment by FEWP to fund up to $20.0 million of development costs, construction expected to be completed by September 2011
3. Commitment from local Chinese partner to execute business plan and work to obtain all necessary remaining permitting and authorizations for wind farm, and secure low interest rate bank debt financing of up to $80.0 million
4. FEWP's ownership interest in the wind farm, to be structured as a sino-foreign joint venture (the JV), will be 49%, the local Chinese partner will own 51%
5. FEWP and Chinese partner agree to monthly dividend distributions whereby FEWP and Chinese partner will receive the maximum monthly cash dividend distributions allowed by Chinese law
6. Initial plans are for development of a 50 MW wind farm with installed capacity to potentially generate $8.2 million in revenues on an annualized basis
7. FEWP's right of first refusal on remaining preliminarily approved wind farm where potential developable assets at Yunnan total 150 MW (inclusive of the initial 50 MW phase) and if fully developed and installed, could represent $24.6 million in revenue on an annualized basis.
8. The Chinese gov't has instituted a tax holiday whereby the Company has 0% taxes for the first 3 years of operations, 12.5% for the 3 years thereafter, normal 25% rate thereafter

Ningxia Project

Summary Terms: Agreement to develop 50 MW wind farm inNingxia, China

1. FEWP has significant control over all operations and assets, FEWP will consolidate all assets, liabilities, results operations under applicable accounting principles
2. Commitment by FEWP to fund up to $20.0 million of development costs, construction expected to be completed byDecember2011
3. Commitment from local Chinese partner to execute business plan and work to obtain all necessary remaining permitting and authorizations for wind farm, and secure low interest rate bank debt financing of up to $70.0 million
4. FEWP's ownership interest in the wind farm, to be structured as a sino-foreign joint venture (the JV), will be 49%, the local Chinese partner will own 51%
5. FEWP and Chinese partner agree to monthly dividend distributions whereby FEWP and Chinese partner will receive the maximum monthly cash dividend distributions allowed by Chinese law
6. Initial plans are for development of a 50 MW wind farm with installed capacity to potentially generate $7.9million in revenues on an annualized basis
7. FEWP's right of first refusal on remaining preliminarily approved wind farm where potential developable assets atNingxiatotal 1 GW (inclusive of the initial 50 MW phase) and if fully developed and installed, could represent $158million in revenue on an annualized basis.
8. The Chinese gov't has instituted a tax holiday whereby the Company has 0% taxes for the first 3 years of operations, 12.5% for the 3 years thereafter, normal 25% rate thereafter

Management Team

Mr. Xiaobu Liu, Chairman and Chief Executive Officer

Mr. Liu, 63, joined the Company in September 2010. Mr. Liu worked for Huaneng Group for 20 years. Huaneng Group is one of the five major utility companies in China. Mr. Liu was responsible for the construction of large thermal and medium-sized hydroelectric power projects and financial management related to projects in more than 20 provinces within China. Mr. Liu is experienced in large power project financing, infrastructure, financial management, price management and plant operations and management. Mr. Liu retired as the Vice Chairman of Huaneng Group in 2007, after a long successful career. Mr. Liu is a graduate of Beijing Institute of Chemistry Education.

Mr. James Crane, Chief Financial Officer

Mr. Crane, 34, joined the Companyin June 2010. Mr. Crane resides in Shanghai, China. Mr. Craneis a Certified Public Accountant in Massachusetts. Mr. Crane was employed by Ernst & Young LLP from 1999 through 2001. Since 2007, Mr. Crane has also served as CFO of Subaye, Inc., a Chinese company listed on the NASDAQ Global Market Stock Exchange in March 2010 while Mr. Crane was CFO. Mr. Crane also recently served as CFO of Longwei Petroleum Investment Holding Limited, a Chinese company listed on the NYSE Amex Stock Exchange in June 2010 when Mr. Crane was CFO. Mr. Crane subsequently resigned from his position with Longwei Petroleum. Mr. Crane has served as a consultant, officer or director for a variety of other U.S.-listed public companies.

Mr. Frank Wang, Senior Project Director

Mr. Wang, 34, joined the Company in September 2010. Prior to joining the Company, Mr. Wang served as a site manager for Suzlon Energy Limited where his extensive experience included the supervision of the development of multiple wind farms in Inner Mongolia, China. At Suzlon, Mr. Wang was an integral part of the due diligence team for decisions around optimal site-design and the turbine selection process. Prior to Suzlon, Mr. Wang worked for BASF-YPC Limited where he spent 4 years as the project manager for multiple petrochemical related installations. Mr. Wang received his B.S. in Civil Engineering from the University of Science and Technology of the P.L.A.

Management Team, Continued

Mr. Frederick Loh, Vice President of Finance

Mr. Loh, 40,has 18 years of experience in the financial sector, specializing infixed-income investments andstrategy. As a seniorinvestment professional at JP Morgan Asset Management, Mr. Loh oversaw multi-billion dollar portfolios ofinvestment-grade fixed income assets including complex structured and derivative products. Mr. Loh was a Managing Director at JP Morgan and prior to that at Bear Stearns Inc. Mr. Loh also spent several years as a VP of Trading in the Capital Markets division at both Chase Inc and at Merrill Lynch Inc where he was focused on cashflow valuation and hedging techniques for high quality U.S. Mortgage-related products. Mr. Loh received a BS degree in Finance from the Sloan School of Management at Massachusetts Institute of Technology.

Mr. Marcus Laun, Director

Mr. Laun, 42, is currently a senior banker at Wynston Hill Capital where he is responsible for all aspects of capital raising and advisory engagements for micro- and small-cap ventures. From 2004 through 2008, Mr. Laun held various senior positions at Knight Capital Group. From 2000 to 2004, Mr. Laun was founder and CEO of Hype Inc. which controlled the exclusive rights to HYPE Energy Drink in North America. Prior to this, Mr. Laun was a vice president of corporate finance at Brean Murray & Co., Inc. and a research analyst at Greenwich High Yield LLC and Mendham Capital Group LLC. Mr. Laun received a Masters' in Business Administration degree from Columbia University and received a Bachelor of Science degree from Cornell University.

Projected Financials

Year Ending June 30,	2013	2012	2011
(US$ in Millions) -------- (Projected) --------			
Total Revenues	$64.8	$13.4	$0.0
Year Over Year Percent Change	381.9%	100.0%	0.0%
Gross Profit	$49.2	$10.1	$0.0
Profit Margin	76.0%	75.0%	0.0%
EBITDA	$59.6	$12.4	$(4.1)
EBITDA Margin	92.0%	92.0%	N/A
Operating Profit	$44.0	$9.0	$(5.4)
Operating Profit Margin	68.0%	67.1%	N/A
Net Income	$17.5	$3.2	$(5.4)
Net Income – Noncontrolling Interest	$(10.8)	$(2.7)	$0.3
Net Income Attributable to Far East Wind	$6.7	$0.5	$(5.1)
Net Income Margin	27.0%	24.0%	N/A
Earnings per Share	$0.14	$0.01	$(0.12)
Weighted Average Shares Outstanding - Basic	47,030,000	44,790,000	42,657,000

Note: These projected financials are based on and should be read in conjunction with the assumptions on the subsequent slide

Assumptions

Financial projections and valuations are based on the following key assumptions, any of which that do not materialize may have a significant impact on such projections or valuations:

1. Focus will be on Yunnan and Ningxia Projects through June 30, 2013, although an additional 100 MW of wind power production is forecasted at other locations in FY 2013
2. Wind power production as of June 30, 2012: 150 MW (phase 1, 2 of Yunnan/Ningxia)
3. Wind power production as of June 30, 2013: 400 MW (phases 1-10 of Yunnan/Ningxia, phases 1, 2 at other locations)
4. Wind power production capacity estimate is 23% for most phases included in this forecast
5. Licenses and approvals for each wind farm obtained - 6 month timeline from agreed terms
6. Construction of each wind farm completed - 9 month timeline from gov't final approval
7. Wind power pricing to remain stable and be consistent across China, we use an estimate of $82 MWH, which is in the middle of the Chinese government mandated pricing range
8. Bank debt financing will be secured for all projects once wind farm is operational, interest rate on bank debt financing is calculated using a floating rate, 5% rate used in this forecast
9. Capital raise completed by September 30, 2010 for $25 million, in the form of 7% secured convertible debt, with a fixed conversion price of $1 per share, five year maturity
10. No income taxes are included within forecast, 3 year tax holiday is in effect
11. Ownership % in all wind farm phases will be 49%
12. All phases include control provisions allowing FEWP to consolidate assets and financial results

Financial Highlights

Symbol (OTCQB)	**FEWP**
Closing Price (August 4, 2010)	$0.465
Market Capitalization	$19.8M
Total Shares Outstanding	42.6M
Revenues (TTM)	$0.0M
Net Income (TTM)	$(0.1)M
EPS (TTM)	$0.00
P/E (TTM)	N/A
P/E (Projected FY 2013 – First Full Year of Operations)	2.7x
Fiscal Yearend	June 30
Date of Original Listing (OTCBB)	February 9, 2010

Valuation

Shares Outstanding	42.6M
Market Capitalization (August 4, 2010)	$19.8M
Valuation Based on FY13 Projected Revenues (5x) *	$190.2M
Valuation Based on FY13 Projected P/E (15x) *	$140.6M
Valuation Based on FY13 Projected Cashflow (15x, assuming FY13 free cashflow based on EBITDA margin of 92%) *	$525.0M

Comparables Analysis:

Name:	**Stock Symbol:**	**Price/Earnings**	**EBITDA Margin**	**Profit Margin**
Longyuan Power Group Corp Ltd	HKG: 0916	42.11	45.7%	16.9%
EDP Renovavais SA	ELI: EDPR	43.39	84.1%	18.2%

* All valuations performed using net figures, i.e., calculations are net of the effect of the exclusion of the noncontrolling interests owned by other entities

Investment Highlights

- ✓ High growth economy, high growth industry
- ✓ 20 yr pricing guarantee contracts from Big 5 Chinese utilities
- ✓ Subsidized long term low interest rate asset-based financing
- ✓ Company management with significant experience in capital markets and renewable energy projects in China
- ✓ All transactions involve a controlling position in each wind farm reducing risk in operations and ensuring the ability to consolidate financial results and assets
- ✓ Gross, net margins projected to be over 70% and 25%

Thank You

FAR EAST WIND POWER CORP

OTCQB: FEWP

Far East Wind Power Corp.
James Crane
Chief Financial Officer
Shanghai, China
China +86 186 2136 3580
US +1 617 699 6325
jcrane@fareastwind.com

Investor Relations
PR Financial Marketing LLC
Jim Blackman: 1-713-256-0369
Email: jim@prfmonline.com
Or: investors@fareastwind.com